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                                 EXHIBIT (99.1)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C.Section 1350, the undersigned President and Chief Executive Officer of Tandy Brands Accessories, Inc. (the "Company") hereby certifies:

      1. that the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ J.S.B. Jenkins
-------------------------------------
J.S.B. Jenkins
President and Chief Executive Officer


May 12, 2003


      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.